                                                                      EXHIBIT 21

                                    ALABAMA
                                    -------

Alabama-Tennessee Health Network, Inc.

Birmingham Outpatient Surgical Center, Inc.

Columbia/HCA Montgomery Healthcare System, Inc.

Community Hospital of Andalusia, Inc.
   Columbia Andalusia Regional Hospital
   Columbia Homecare-Covington
   Columbia Hospice South East Alabama

Crestwood Hospital & Nursing Home, Inc.
   Columbia Medical Center of Huntsville

Crestwood Hospital Holdings, Inc.

Doctor's Hospital of Mobile, Inc.

East Montgomery Medical Center
   Columbia East Montgomery Medical Center

Florence Hospital, Inc.
   Columbia Florence Hospital

Four Rivers Medical Center PHO, Inc.
   Columbia Homecare Camden
   Columbia Homecare Demopolis
   Columbia Homecare Gilbertown
   Columbia Homecare Grove Hill
   Columbia Homecare Marion
   Columbia Homecare Selma

Galen Medical Corporation
   Colonial Manor Professional Building
   Columbia/HCA Montgomery Healthcare System, Inc.
   Florence Hospital, Inc.
   Medical Center Shoals, Inc.
   Montgomery Regional Medical Center, Inc.
   Montgomery Regional Medical Center Allied Health Ins.
   North Alabama Healthcare System, Inc.
   Northwest Medical Center, Inc.
   Shoals Medical Building

                                ALABAMA (Con't)
                                ---------------

Huntsville Physical Therapy, Inc.
   Sports Therapy & Rehabilitation of Huntsville

Maynor Eye Center, Inc.

Medical Center of Shoals, Inc.
   Medical Center Shoals


Montgomery Regional Medical Center, Inc.
   Columbia Regional Medical Center
   Montgomery Regional Medical Center

North Alabama Healthcare System, Inc.

Northwest Medical Center, Inc. (AL)
   Columbia Homecare Northwest
   Northwest Medical Center (AL)

Selma Medical Center Hospital, Inc.
   Four Rivers Medical Center
   Linden Clinic

South Alabama Managed Care Contracting, Inc.

South Alabama Medical Management Services, Inc.

South Alabama Physician Services, Inc.

Surgicare of Huntsville, Inc.

Surgicare of Mobile, Inc.

Surgicare of Montgomery, Inc.

                                    ALASKA
                                    ------


Chugach Physical Therapy, Inc.
   Chugach Physical Therapy & Fitness Center

Columbia Behavioral Healthcare, Inc.
   North Star Hospital

                                   ARKANSAS
                                   --------


Central Arkansas Provider Network, Inc.

Columbia El Dorado, Inc.

Columbia Health System of Arkansas, Inc.

DeQueen Health Services, Inc.
   Columbia DeQueen Regional Medical Center
   Columbia Homecare DeQueen
   Physician Management Services of DeQueen

HCA Health Services of Arkansas, Inc.

HCMH, Inc.
   Columbia Homecare Camden (AR)
   Columbia Homecare Glenwood
   Columbia Homecare Hope
   Columbia Medical Park Hospital

MCSA, L.L.C.
   Medical Center of South Arkansas

Surgicare Outpatient Center of Ft. Smith, Inc.

                                    ARIZONA
                                    -------

Arizona ASC Managment, Inc.

Columbia of Phoenix, Inc.

Galen of Arizona, Inc.
   Columbia Homecare [Phoenix, AZ]
   Columbia Homecare Paradise Valley
   Columbia Medical Center Phoenix
   Columbia Paradise Valley Hospital
   Doctors Medical Plaza-South
   Paradise Valley Homecare

HCA Health Services of Arizona, Inc.

Healthwest Holdings, Inc.

Hospital Corporation of Arizona
   Columbia El Dorado Hospital
   Columbia Homecare El Dorado
   ReHab Works

Hospital Corporation of Northwest, Inc.
   Columbia Northwest Medical Center

HTI Tucson Rehabilitation, Inc.

Paradise Valley Psychiatric Services, Inc.
   Paradise Valley Psychiatric Services
   Senior Horizons

Samaritan Surgicenters of Arizona, L.L.C.

Surgicare of Phoenix, Inc.

Surgicenter of Glendale, Inc.
   Glendale Surgicenter

Surgicenters of America, Inc.
   Surgicenter
   Surgicenter Pain Unit

Tri-City Med, Inc.
   Tri-City Med Ambulance

                                  CALIFORNIA
                                  ----------


Amisub (Westside), Inc.

Birthing Facility of Beverly Hills, Inc.

C.H.L.H., Inc.

CH Systems

Chino Community Hospital Corporation, Inc.
      Columbia Chino Valley Medical Center
      Columbia Homecare Chino Valley
      The Birthplace A Family Experience

Columbia Psychiatric MSO, LLC

Columbia Riverside, Inc.

Columbia San Diego, Inc.

Columbia San Clemente, Inc.

Community Hospital of Gardena Corporation, Inc.

Galen-Soch, Inc.

HCA Allied Health Services of San Diego, Inc.

HCA Health Services of California, Inc.

HCA Hospital Services of San Diego, Inc.

Healdsburg General Hospital, Inc.

Huntington Intercommunity Hospital
      Columbia Huntington Beach Hospital and Medical Center
      Huntington Beach Diagnostic Imaging Center

Integrated Management Services MSO, LLC

Las Encinas Hospital
      Columbia Las Encinas Hospital

LE Corporation

Los Robles Regional Medical Center
      Columbia Los Robles Hospital/Medical Center

MCA Investment Company

Mission Bay Memorial Hospital, Inc.
      Columbia Homecare Mission Bay

                               CALIFORNIA, CONT.
                               -----------------

Notami Hospitals of California, Inc.
   Columbia Good Samaritan Hospital
   Columbia Homecare and Hospice
   Columbia Homecare Healdsburg
   Columbia Mission Bay Hospital
   Columbia Mission Oaks Hospital
   Columbia San Jose Medical Center
   Columbia Sereno Surgery Center
   Columbia South Valley Hospital
   Columbia/Healdsburg General Hospital
   Good Samaritan Health System Home Care & Hospice
   Milpitas Clinic
   Occupational Medicine
   Occupational Medicine Facility
   Occupational Therapy and Lab in Medical Science
   The Good Samaritan Hospital of Santa Clara V

PPO Alliance

Psychiatric Company of California, Inc.

Samaritan Medical Center-San Clemente, LLC
   Columbia Homecare of San Clemente
   Columbia San Clemente Hospital and Medical Center

San Joaquin Surgical Center, Inc.

Sebastopal Hospital Corporation
   Columbia Palm Drive Hospital

SLCO, Inc.
   Columbia Homecare-San Leandro
   Columbia San Leandro Hospital
   Columbia San Leandro Surgery Center

Southwest Surgical Clinic, Inc.

Surgicare of Beverly Hills, Inc.

Surgicare of La Veta, Inc.

Surgicare of Laguna Hills, Inc.

Surgicare of Los Gatos, Inc.

Surgicare of Montebello, Inc.

                               CALIFORNIA, CONT.
                               -----------------


Surgicare of North Anaheim, Inc.

Surgicare of Oceanside, Inc.

Surgicare of Orange, Inc.

Surgicare of San Leandro, Inc.

Surgicare of West Hills, Inc.

SurgiCenters of Southern California, Inc.

Ukiah Hospital Corporation

Visalia Community Hospital, Inc.

VMC-GP, Inc.

West Anaheim Community Hospital
   Columbia Homecare-West Anaheim
   Columbia West Anaheim Medical Center

West Hills Hospital
   Columbia West Hills Medical Center

West Los Angeles Physicians' Hospital, Inc.

Westminster Community Hospital

Westside Hospital

Woodward Park Surgicenter, Inc.

                                   COLORADO
                                   --------

Bethesda Psychealth Ventures, Inc,.

Colorado Healthcare Management, Inc.

Columbia-HealthONE, LLC.
   Aurora Presbyterian Hospital
   Aurora Regional Medical Center
   Bethesda PsycHealth
   Columbia/HealthONE Centrum Surgical Center
   Columbia/HealthONE Midtown Surgical Center
   Columbine Psychiatric Center
   North Suburban Medical Center
   Presbyterian/St. Luke's Medical Center
   Rocky Mountain Rehabilitation Institute
   Spalding Rehabilitation Hospital
   Swedish Medical Center

Columbia/HCA of Denver, Inc.

Columbia/Rose Health System, Inc.

Columbia Psychiatric Center, Inc.

Galen of Aurora, Inc.
   Aurora Physicians Building

HCA Health Services of Colorado, Inc.

Health Care Indemnity, Inc.

Hospital-Based CRNA Services, Inc.

Lakewood Surgicare, Inc.

MOVCO, Inc.

Rose Medical Center, Inc.
   Rose Medical Center

Surgicare of Denver Mid-Town, Inc.

Surgicare of Southeast Denver, Inc.

Swedish Medpro, Inc.

                               COLORADO (Con't)
                               ----------------

Swedish MOB III, Inc.

Swedish MOB IV, Inc.

                                   DELAWARE
                                   --------

Alice Physicians and Surgeons Hospital, Inc.
   Columbia Alice Physicians & Surgeons Hospital

AlternaCare Corp.
   Diablo Valley Surgery Center

Amedicorp, Inc.
   Columbia The Surgery Center Imaging
   Imaging and Surgery Centers of America

American Medicorp Development Co.
   Columbia County Medical Plaza
   Doctors Medical Plaza-North
   Duluth MedPlus
   East Ridge Doctors Building
   East Ridge Professional Building
   Enterprise Medical Plaza
   Humana Hospital-South Broward
   Lilburn MedPlus
   MetroImaging
   Roswell MedPlus
   Sunrise Medical Tower I
   Sunrise Medical Tower II

BMC-CT, Inc.

CBH-CT, Inc.

Central Health Holding Company, Inc.

CHC Finance Co.

CHC Holdings, Inc.

CHC Payroll Agent, Inc.

Coastal Bend Hospital, Inc.
   Columbia North Bay Hospital

Coastal Healthcare Network of Central Kentucky, Inc.

Columbia Homecare Group, Inc.
   KeyStone Integrated Home Care
   Home Health Link
   Premier Health Care

                               DELAWARE (Con't)
                               ----------------

Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston
   Columbia Bellair Medical Center
   Heights Home Health

Columbia Hospital Corporation - Delaware

Columbia International Holdings, Inc.

Columbia Management Companies, Inc.

Columbia/HCA Healthcare Corporation

Columbia/HCA Middle East Management Company

CoralStone Management, Inc.

Critical Care America-East, Inc.

Critical Care America-West, Inc.

Danforth Hospital, Inc.
   Columbia Homecare Mainland
   Columbia Mainland Medical Center

Delaware Psychiatric Company, Inc.
   Rockford Center

Denton Regional Medical Center, Inc.
   Denton Regional Medical Center
   Denton Regional Medical Center-Little Elm
   Denton Regional Medical Center-Pilot Point
   Denton Regional Medical Center-Valley View
   Flow Rehabilitation Hospital
   Professional Health Care Services
   Regional Home Care-Denton
   Regional Home Care-Flower Mound
   Regional Home Care-Gainsville
   Regional Home Care-The Colony

DHL Corporation

                               DELAWARE (Con't)
                               ----------------

DHL Management, Inc.

Doctors Hospital of Augusta, Inc.
   Augusta Diagnostic Associates
   Columbia Augusta Medical Center
   Columbia County Urgent Care Center
   West Augusta Imaging Center
   West Augusta Radiation Oncology Center

Doctors' Hospital of Laredo, Inc.

Drake Development Company

Drake Development Company II

Drake Development Company III

Drake Development Company IV

Drake Development Company V

Drake Development Company VI

Drake Management Company

EarthStone HomeHealth Company

Eastside Hospital Holding, Inc.

Edison Homes-Southeast, Inc.

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.

EPIC Diagnostic Management Company

EPIC Healthcare Group, Inc.

EPIC Healthcare Management Company

EPIC Holdings, Inc.

EPIC Master Leasing, Inc.

                               DELAWARE (Con't)
                               ----------------


EPIC Surgery Centers, Inc.

Extendicare Properties, Inc.

Forest Park Surgery Pavilion, Inc.

Fort Bend Hospital, Inc.
   Columbia Fort Bend Medical Center

Galen BH, Inc.

Galen Health Care, Inc.

Galen Holdings, Inc.

Galen Hospital Alaska, Inc.
   Columbia Alaska Regional Hospital

Galen Hospital Corporation, Inc.
   Columbia Women's Hospital of Indianapolis
   Floresville Medical Clinic
   Southwest Fertility Institute
   Township Line Pharmacy

Galendeco, Inc.

General Health Services, Inc.
   Columbia Edmond Medical Center
   Columbia Homecare-West
   Columbia Wagoner Hospital

GPCH Management, Inc.

GPCH-GP, Inc.

Greene & Kellogg, Inc.

Greystone Healthcare, Inc.

H.H.U.K., Inc.

                               DELAWARE (Con't)
                               ----------------

HCA-Hospital Corporation of America
   Coliseum Physcian Practice Company

HCA Health Services of Midwest, Inc.

HCA Healthcare Alliance, Inc.

HCA Holding Corporation

HCA Investments, Inc.

HCA Psychiatric Company (DE)

HCA Wesley Rehabilitation Hospital, Inc.

HCA, Inc.

Health Services (Delaware), Inc.

Health Services Acquisition Corp.

Healthcare Technology Assessment Corporation

Healthtrust Texas Management Services, Inc.

Healthtrust, Inc.- The Hospital Company
   Columbia Medical Group

Hearthstone Home Health, Inc.
   Integrated Home Health

Hearthstone Management Company

Hospital Development Properties, Inc.
   Columbia Edmond Medical Building
   Murchison Medical Building
   Murchison Medical Plaza

Integrated Health Corporation

Katy Medical Center, Inc.
   Columbia Katy Medical Center

                               DELAWARE (Con't)
                               ----------------

Lake City Health Centers, Inc.

Loon Investments, Inc.

Mallard Finance Company

Managed Prescription Network, Inc.
   Columbia Pharmacy Solutions

Medical Arts Corporation

Medical Arts Hospital of Texarkana, Inc.
   Columbia Homecare Northeast
   Columbia Homecare Texarkana
   Columbia Medical Arts Hospital (Texarkana)

Medical Care America, Inc.

Medical Care Financial Services Corp.

Medical Care International, Inc.

Medical Care Real Estate Finance, Inc.

Medical Corporation of America

Medical Plaza Hospital, Inc.
   Columbia Home Care
   Columbia Medical Center of Sherman

Medical Specialties, Inc.
   Coral Springs Family Medicine
   Park Medical Center
   Parkway Medical Associates

Medistone Healthcare Ventures, Inc.
   Coral Springs Family Medicine Park Medical Center
   Parkway Medical Associates
   Columbia Homecare
   Columbia Hospice
   Integrated Home Health Nursing & Infusion Specialties

Medistone Management Company

                               DELAWARE (Con't)
                               ----------------

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.
   Columbia Tampa Eye Surgery Center

MediVision, Inc.
   Columbia Lake Worth Surgery Center
   Columbia Medivision of Charlotte
   Columbia Medivison of Greensboro
   Columbia Medivison of Hickory
   Columbia Medivision of Southern Pines
   Omni Eye Services

MedNet USA, Inc.

Mid-Continent Health Services, Inc.
   Columbia Medical Supply/Pharmacy

Mobile Corps, Inc.

MRT&C, Inc.

North Texas Medical Center, Inc.

Northwest Florida Home Health Services, Inc.

Northwest Surgicare, Inc.

Notami (Texas), Inc.

Notami Holdco, Inc.

Notami Service Company

NTGP, Inc.

NTMC Management Company

NTMC Venture, Inc.

Orlando Outpatient Surgical Center, Inc.

Paragon SDS, Inc.

                               DELAWARE (Con't)
                               ----------------

Paragon WSC, Inc.

Parkway Cardiac Center Management Company

Parkway Hospital, Inc.
    CareOne
    Columbia North Houston Medical Center-Airline Campus
    Columbia North Houston Medical Center
    Parkway Cardiac Center Management Company

Physician Venture Management, L.L.C.

Pinnacle Management Group, Inc.

PMM, Inc.
   Augusta Womens  Medical Group

Primary Medical Management, Inc.

PSS-GP, Inc.

Riverside Hospital, Inc.
   Columbia Homecare
   Columbia Homecare - Bee Area

Round Rock Hospital, Inc.

Suburban Medical Center at Hoffman Estates, Inc.
   Chicago Home Health Services
   Columbia Homecare Northwest Suburbs
   Hoffman Estates Medical Center

Sun Bay Medical Office Building, Inc.

Surgicare Corporation

The Coltree Corporation

Westbury Hospital, Inc.

                                    FLORIDA
                                    -------

Bay Hospital, Inc.
   Columbia Gulf Coast Medical Center
   Columbia Homecare - Port St. Joe
   Emerald Shores Medical Center
   Lynn Haven Medical Center

Big Cypress Medical Center, Inc.

Bonita Bay Surgery Center, Inc.

Broward Healthcare System, Inc.
   Columbia Hospital Corporation of South Broward
   Columbia Hospital Corporation of Tamarac

Cape Coral Surgery Center, Inc.

CCH Management, Inc.

CCH-GP, Inc.
   Clearwater Community Hospital, L.P.

Cedarcare, Inc.

Cedars BTW Program, Inc.

Central Florida Regional Hospital, Inc.
   Affordable Therapy - Deltona
   Central Florida Homecare
   Columbia Homecare (Daytona Beach)
   Columbia Homecare (Deland)
   Columbia Homecare (Deltona)
   Columbia Homecare (Longwood)
   Columbia Homecare (New Smyrna Beach)
   Columbia Homecare (Port Orange)
   Columbia Homecare (Sanford)
   Columbia Medical Center - Sanford
   Columbia Rehab Management

Charlotte Community Hospital, Inc.

Charlotte Regional Medical Center, Inc.

Collier County Home Health Agency, Inc.

                               ----------------

Columbia Behavioral Healthcare of South Florida, Inc.
   Columbia Behavioral Health Center

Columbia Central Florida Division, Inc.

Columbia Credentialing Services, Inc.

Columbia Deland Imaging Services, Inc.

Columbia  Development of Florida, Inc.
   Santa Rosa Emergency Medical Services

Columbia Florida Group, Inc.

Columbia Gulf Coast Network, Inc.

Columbia Homecare - Central Florida Group, Inc.
   Columbia Homecare (Ft. Pierce)
   Columbia Homecare (Port Orange)
   Columbia Homecare (Winter Park)

Columbia Homecare of Tampa Bay, Inc.
   Columbia Homecare (Clearwater)
   Columbia Homecare (Brandon)
   Columbia Homecare (Hudson)

Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach

Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward
   Columbia Homecare (Hollywood)
   Columbia Westside Regional Medical Center
   Olsten Kimberly Quality Care (Plantation)

Columbia Hospital Corporation of South Dade
   Deering Hospital

Columbia Hospital Corporation of South Florida
   Florida Physicians Group
   Homecare North, Inc.
   Imaging Corp. of the Palm Beaches

   Lake Worth MRI, Limited
   OneSource Health Network of South Florida, Inc.

Columbia Hospital Corporation of South Miami

Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation - SMM

Columbia Integrated Services, Inc.

Columbia Jacksonville Healthcare System,  Inc.

Columbia Medical Group of Volusia County, Inc.
   Atlantic Medical Centers
   Family Medical Associates

Columbia North Florida Division, Inc.

Columbia of Pinellas County, Inc.
   Bluewater Multi-Specialty Clinic
   Columbia Hillside Hospital
   Columbia Homecare (Seminole)
   Columbia Homecare (Seminole - 2)
   Columbia University General Hospital
   Community Homecare Professionals
   North Okaloosa Medical Center

Columbia Park Healthcare System, Inc.

Columbia Park Medical Center, Inc.
   Columbia Homecare Orlando
   Columbia Park Medical Center

Columbia South Florida Division, Inc.

Columbia Southwest Florida Division, Inc.

Columbia Staffing Services, Inc.

Columbia Tampa Bay Division, Inc.

                                FLORIDA (Con't)
                                ---------------

Columbia-Osceola Imaging Center, Inc.

Columbia-Pinellas Long-Term, Inc.

Columbia/HCA of Treasure Coast, Inc.

Columbia/JFK Healthcare System, Inc.
   Columbia Homecare Palm Beach County
   Homecare of Martin & St. Lucie County
   Homecare of Okeechobee County
   JFK Medical Center
   Transitional Care Unit

Community Hospital of the Palm Beaches, Inc.
   Columbia Homecare (West Palm Beach)
   Columbia Hospital (West Palm Beach)
   The Arthritis Center at Palm Beaches Medical

Community Hospitals of Galen, Inc.
   Columbia Pompano Beach Medical Center
   Cypress Medical Office Building

Daytona Medical Center, Inc.
   Columbia Medical Center - Daytona
   Flagler Beach Medical Associates
   NSB Medical Associates
   Ormond Beach Medical Associates
   Port Orange Medical Associates

Deering Marketing and Communication Services, Inc.

Doctor's Physicians Care, Inc.

Doctors Pediatric Clinic, Inc.

Doctors Physician Clinic, Inc.

Doctors Same Day Surgery Center, Inc.

East Point PHO, Inc.

East Pointe Physician Management, Inc.

                                FLORIDA (Con't)
                                ---------------

Edward White Hospital, Inc.
   Columbia Edward White Hospital
   Columbia Homecare (St. Petersburg)
   Columbia Homecare (St. Petersburg - 2)

Edward White Physician Clinic, Inc.

Englewood Community Health Care Group, Inc.

Englewood Community Hospital, Inc.
   Columbia Englewood Community Hospital
   Columbia Homecare (Englewood)

Fawcett Memorial Hospital, Inc.
   Able Care (Arcadia)
   Able Care (Ft. Myers)
   CareOne (Port Charlotte)
   Columbia Fawcett Memorial Hospital
   Columbia Homecare (Port Charlotte)
   Columbia Homecare (Port Charlotte - 2)
   Columbia/HCA Spine & Arthritis Centers
   Olsten Kimberly Quality Care (Miami Lakes)
   Olsten Kimberly Quality Care (Port Charlotte)
   The Memory Center (Fawcett)

First Physicians Care, Inc.

Florida Health Care Facilities, Inc.

Florida Home Health Services - Private Care, Inc.
   Columbia Homecare South
   Columbia Staffing Services
   Florida Home Health Registry
   Florida Home Health - Private Care

Florida Medical Collection Services, Inc.

Florida MRI Services, Inc.

Florida Primary Physicians, Inc.

Florida Psychiatric Company, Inc.

                                FLORIDA (Con't)
                                ---------------

Fort Walton Beach Medical Center, Inc.
   Advanced Home Health Care
   Columbia Fort Walton Beach Medical Center
   Columbia Homecare (Fort Walton Beach)
   Destin Hospital

Galen Hospital - Pembroke Pines, Inc.
   P&L Associates
   Pembroke Pines Hospital

Galen of Florida, Inc.
   Atlantic Home Health Care
   Bushnell Family Practice Center
   Columbia Dade City Hospital
   Columbia Homecare (Bushnell)
   Columbia Homecare (Dade City)
   Columbia Homecare (Gulfport)
   Columbia Homecare (New Port Richey)
   Columbia Homecare (Orange Park)
   Columbia Homecare (St. Petersburg) x4
   Columbia Homecare (Zephyrhills)
   Columbia St. Petersburg Medical Center
   Dade City Professional Building
   Normandy Manor Transitional Living Facility
   Olsten Kimberly QualityCare (S. Pasadena)
   West Central Florida OB/GYN

Galencare, Inc.
   CareOne (Brandon)
   CareOne (Lakeland)
   CareOne (Tampa)
   Columbia Brandon Regional Medical Center
   Columbia Homecare (Brandon)
   Columbia Homecare (Clearwater)
   Columbia Homecare (Lakeland)
   Columbia Homecare (Sebring)
   Columbia Homecare (St. Petersburg)
   Columbia Homecare (Tampa) x2
   Columbia Northside Medical Center
   Olsten Kimberly QualityCare (Miami Lakes)
   West Central Florida - Shared Services

                                FLORIDA (Con't)
                                ---------------

Gateway Medical Services Organization, Inc.
   LaGrange Medical Clinic
   North Okaloosa Medical Center Emergency Department
   Spanish Trail Medical Clinic

Grant Center Hospital of Ocala, Inc.

Gulf Coast Family Physicians of Southwest Florida, Inc.

Gulf Coast Health Technologies, Inc.

Gulf Coast Physicians, Inc.

Hamilton Memorial Hospital, Inc.
   Columbia Hamilton Medical Center
   Columbia Homecare (Jasper)

HCA Development Corporation of Florida

HCA Family Care Center, Inc.

HCA Health Services of Florida, Inc.
   Blake Home Health
   CareOne (Hudson)
   Columbia Blake Homecare
   Columbia Blake Medical Center
   Columbia Homecare (Bayonet Point)
   Columbia Homecare (Brooksville)
   Columbia Homecare (Hudson)
   Columbia Homecare (Port St. Lucie)
   Columbia Homecare (Springhill) x2
   Columbia Homecare Blake
   Columbia Medical and Financial Management
   Columbia Medical Center - Port St. Lucie
   Columbia North Florida Regional Medical Center
   Columbia Regional Medical Center Oak Hill
   Columbia Regional Medical Center Bayonet Point
   Olsten Kimberly QualityCare (Margate)
   Olsten Kimberly QualityCare (Miami Lakes)
   Olsten Kimberly QualityCare (Spring Hill)
   Vero Home Care

                                FLORIDA (Con't)
                                ---------------

HCA Healthcare - Florida, Inc.

HCA of Florida, Inc.

HCA Physician Services of Tamarac, Inc.

HD&S Corp. Successor, Inc.

Hernando County Physicians Organization, L.C.

Home Health of Citrus County, Inc.
   Columbia Homecare (Lake City)

Home Health of Lee County, Inc.

Homecare North, Inc.
   Columbia Homecare North

Hospital Corporation of Lake Worth
   Palm Beach Regional Hospital

Hospital Development & Services Corp.

Imaging and Surgery Center of Florida, Inc.
   Clearwater Imaging

Imaging Corp. of the Palm Beaches, Inc.

Independent Practice Association of Tampa Bay, Inc.

Intercare, Inc.

Lake City Homecare, Inc.

Lake City Medical Services Organization, Inc.

Lake Forest Utilities, Inc.

Largo Medical Center, Inc.
   Columbia Homecare (Clearwater) x3
   Columbia Homecare (Largo)
   Columbia Homecare (Seminole) x2
   Columbia Homecare (Tarpon Springs)
   Columbia Largo Medical Center

                                FLORIDA (Con't)
                                ---------------

Largo MRI, Inc.

Lawnwood Medical Center, Inc.
   Columbia Homecare (Ft. Pierce)
   Harbour Shores of Lawnwood
   Lawnwood Pavilion
   Lawnwood Regional Medical Center

M & M of Ocala, Inc.

Marion Community Hospital, Inc.
   Columbia Homecare of Ocala
   Columbia Ocala Regional Medical Center

Medical Care of Broward, Inc.

Medical Center of Port St. Lucie, Inc.

Medical Center of Santa Rosa, Inc.
   Columbia Homecare (Ormond Beach)
   Columbia Medical Center - Peninsula
   Horizon Healthcare
   Santa Rosa Medical Center

MedPlan, Inc.

Memorial Healthcare Group, Inc.
   Columbia Memorial Hospital Jacksonville
   Columbia Plaza Surgery Center
   Columbia Specialty Hospital Jacksonville
   Memorial Specialty Hospital

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

Miami Heart Medical Management Services, Inc.

Naples Rehabilitative Health Services, Inc.
   Naples Rehab Center

Network Management Services, Inc.

                                FLORIDA (Con't)
                                ---------------

New Port Richey Hospital, Inc.
   Columbia Homecare (New Port Richey)
   Columbia New Port Richey Hospital
   Community Home Health Care
   Olsten Kimberly QualityCare (Miami Lakes)

New Port Richey Physician Hospital Organization, Inc.

North Beach Hospital, Inc.

North Central Florida Health System, Inc.

North Florida Immediate Care Center, Inc.

North Florida Infusion Corporation

North Florida Physician Services, Inc.

North Florida Regional Investments, Inc.

North Florida Regional Medical Center, Inc.

North Palm Beach County Surgery Center, Inc.

North Pinellas Physician Hospital Organization, Inc.

Northwest Florida Healthcare Systems, Inc.

Northwest Medical Center, Inc.
   Columbia Homecare (Boca Raton)
   Columbia Homecare (Ft. Lauderdale)
   Columbia Northwest Medical Center

Northwest Regional Investments, Inc.

Notami (Clearwater), Inc.
   CCH Healthcare Centers

Notami Hospitals of Florida, Inc.
   Columbia Lake City Medical Center

Oak Hill Acquisition, Inc.

Oak Hill Physician Hospital Association, L.C.

                                FLORIDA (Con't)
                                ---------------

Okaloosa Hospital, Inc.
   Columbia Homecare (Niceville)
   Columbia Twin Cities Hospital

Okeechobee Hospital, Inc.
   Raulerson Hospital

OneSource Health Network of South Florida, Inc.
   OneSource Health Network (Miami Lakes)

Orange Park Medical Center, Inc.
   Columbia Orange Park Medical Center

Orlando Depression Center, Inc.
   Orlando Depression Center

Osceola Regional Hospital, Inc.
   Columbia Medical Center - Osceola
   Kissimmee Imaging
   TRICO Home Health Agency
   TRICO Home Health Services - Palm Bay

Palm Beach Healthcare System, Inc.

Palms West Diagnostic, Inc.

Palms West Hospital, Inc.
   Columbia Homecare (Loxahatchee)
   Columbia Palms West Hospital
   Palms West Physician Hospital Organization

Palms West Physician Hospital Organization, Inc.

Paragon PHO of North Florida, Inc.

Physical Therapy of Orlando, Inc.
   Central Florida Physical Therapy
   Kissimmee Physical Therapy
   Orlando Hand & Microvascular

Physician Healthcare Network of Columbia Park, Inc.

Physician Services of Palm Beach County, Inc.

                                FLORIDA (Con't)
                                ---------------

Primary Care Medical Associates, Inc.

Pulmonary Care Services, Inc.

Putnam Hospital, Inc.
   Columbia Homecare (Palatka)
   Columbia Putnam Medical Center

Sarasota Doctors Hospital, Inc.
   Able Care (Sarasota)
   Columbia Doctors Hospital of Sarasota
   Columbia Homecare (Miami Lakes)
   Doctors Data Center
   Doctors Home Health Services
   Doctors Medical Lab
   Midtown Nuclear Medicine
   Midtown Radiology
   MRI of Sarasota
   Olsten Kimberly QualityCare (Sarasota)
   Sarasota Rehabilitation Center
   Sarasota Vascular Lab
   The Center for Breast Care

Sarasota Rehabilitative Center, Inc.

South Bay Physician Clinics, Inc.
   Family Medical Care
   South Bay Family Medical Center

South Seminole Hospital, Inc.
   Healthworks Plus
   South Seminole Community Hospital
   South Seminole Hospital

Southwest Florida Health System, Inc.

Southwest Florida Management Associates, Inc.

Southwest Florida Medical Ventures, Inc.

                                FLORIDA (Con't)
                                ---------------

Southwest Florida Regional Medical Center, Inc.
   Care One (Ft. Myers)
   Columbia Care
   Columbia Center for Cosmetic Surgery
   Columbia Health Services at Belmont Woods
   Columbia Regional Medical Center Southwest Florida
   Mature Adult Counseling Center
   Olsten Kimberly QualityCare (Ft. Myers)
   The Memory Center (Southwest Florida Regional)

St. Augustine Hospital, Inc.

Sun City Hospital, Inc.
   Columbia Homecare (Ruskin)
   Columbia South Bay Hospital
   South Bay Home Health Services
   South Bay Transitional Care Unit

Surgicare America - Winter Park, Inc,

Surgicare of Altamonte Springs, Inc.
   Columbia Florida Surgery Center

Surgicare of Brandon, Inc.
   Brandon Surgi-Center Joint Venture

Surgicare of Central Florida, Inc.

Surgicare of Countryside, Inc.

Surgicare of Deland, Inc.

Surgicare of Florida, Inc.
   Tampa Bay Area Anesthesia

Surgicare of Ft. Pierce, Inc.

Surgicare of Kissimee, Inc.

Surgicare of Manatee, Inc.

Surgicare of Merritt Island, Inc.

Surgicare of New Port Richey, Inc.

                                FLORIDA (Con't)
                                ---------------

Surgicare of Niceville, Inc.

Surgicare of Orange Park, Inc.
   Columbia Orange Park Surgery Center

Surgicare of Orlando, Inc.

Surgicare of Pinellas, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port St. Lucie, Inc.

Surgicare of St. Andrews, Inc.
   Columbia Surgery Center at St. Andrews

Surgicare of Stuart, Inc.

Surgicare of Tallahassee, Inc.

Surgicare of West Boynton, Inc.

Surgicare of Zephyrhills, Inc.

Systems Medical Management, Inc.
   OneSource Health Network (AL)
   OneSource Health Network (FL)
   OneSource Health Network (KY)
   OneSource Health Network (MS)
   OneSource Health Network (OH)
   OneSource Health Network (SC)
   OneSource Health Network (TN)
   OneSource Health Network (TX)
   PPO Alliance
   Health Advantage Network

Tallahassee Medical Center, Inc.
   Columbia Homecare (Tallahassee)
   Columbia Tallahassee Community Hospital

Tamarac Acquisition Corporation

Tamarac Hospital Corporation, Inc.

                                FLORIDA (Con't)
                                ---------------

Tampa Bay Healthcare System, Inc.

Tampa Surgi-Centre, Inc.

The Pinellas Healthcare Alliance, Inc.

The West Florida Professionals, Inc.

TOPH, Inc.

TSI Investments, Inc.

University Parkway Healthcare Associates, Inc.

University Psychiatric Center, Inc.

Visions Healthcare, Inc.

Visual Health and Surgical Center, Inc.
   Visual Health and Surgical Center
   Visual Health Plantation
   Visual Health Pompano
   Visual Health/Bentz Eye Center

Volusia Healthcare Network, Inc.

West Broward Outpatient GI Center, Inc.

West Florida Regional Medical Center, Inc.
   Advanced Home Health Care
   Columbia West Florida Regional Medical Center
   Okaloosa Cancer Care Center

West Lake Joint Venture Investments, Inc.

Winter Park Physician Services, Inc.

Women's and Children's Health Connection, Inc.

                                    GEORGIA
                                    -------

Academic Health, Inc.

Amisub of Georgia, Inc.

AOSC Sports Medicine, Inc.
   Northside Sports Medicine & Rehabilitation

Atlanta Outpatient Surgery Center, Inc.

Atlanta Rehabilitation Medicine Management Company, Inc.

Augusta Physician Practice Company

Barrow Medical Ventures, Inc.

Chatsworth Hospital Corporation

Clinical Arts Home Care Service, Inc.

CMC Ventures, Inc.

Coliseum Health Group, Inc.

Coliseum Park Hospital, Inc.
   Columbia Coliseum Medical Centers

Coliseum Physician Practice Company

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Georgia Division, Inc.

Columbia Health Systems of Georgia Resource Network, Inc.

Columbia Physicians Services, Inc.

Columbia Polk General Hospitals, Inc.

Columbia-Georgia PT, Inc.

Columbia/HCA Healthcare Corporation of Atlanta

Columbus Cardiology, Inc.

                                GEORGIA (Con't)
                                ---------------

Columbus Doctors Hospital, Inc.
   Doctors Hospital

Columbus Management Group, Inc.

Community Home Nursing Care, Inc.

Coosa Valley Home Health Care Agency, Inc.
   Columbia Homecare Coosa Valley

Cumberland Physician Corporation

Dekalb Home Health Services, Inc.

Doctors-I, Inc.

Doctors-II, Inc.

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-IX, Inc.

Doctors-V, Inc.

Doctors-VI, Inc.

Doctors-VII, Inc.

Doctors-VIII, Inc.

Doctors-X, Inc.

Dublin Community Hospital, Inc.

Fairview Physician Practice Company

Gainesville Cardiology, Inc.

Georgia Psychiatric Company, Inc.
   Columbia Coliseum Psychiatric Hospital

Georgia Surgical Network, Inc.

                                GEORGIA (Con't)
                                ---------------

Greater Gwinnett Physician Corporation

Gwinnett Community Hospital, Inc.

HCA Health Services of Georgia, Inc.
   Chatsworth Hospital Corporation
   Columbia Health Systems of Georgia Resource  Network, Inc.
   Columbia/HCA Healthcare of Atlanta
   Hughston Sports Medicine Hospital
   Northlake Regional Medical Center

HCA Health Services of Gwinnett County, Inc.

HCA Parkway Investments, Inc.

Health Care Management Corporation

Healthfield Services of Middle Georgia, Inc.

Hospital Corporation of Lanier, Inc.
   Lanier Park Regional Hospital

Lanier Physician Services, Inc.

Marietta Outpatient Medical Building, Inc.

Marietta Surgical Center, Inc.

Med Corp., Inc.

Med-Care, Inc.

MedFirst, Inc.

Medical Center-West, Inc.
   Parkway Medical Center
   HCA Parkway Investments, Inc.

MOSC Sports Medicine, Inc.
   SportsSouth Sports Medicine & Rehabilitation

North Cobb Physical Therapy, Inc.
   North Cobb Physical Therapy

                                GEORGIA (Con't)
                                ---------------

North Georgia Home Health Agency, Inc.

Northlake Physician Practice Company

Northlake Surgery Center, Inc.
   Columbia Northlake Surgical Center

Palmyra Family Care Centers, Inc.

Palmyra Park Hospital, Inc.
   Palmyra Medical Centers

Parkway Physician Practice Company

Redmond Oncology Services, Inc.

Redmond P.D.N., Inc.

Redmond Park Health Services, Inc.

Redmond Park Hospital, Inc.
   Coosa Valley Home Health Care Agency, Inc.
   Redmond Oncology Services, Inc.
   Redmond Regional Medical Center
   Surgery Center of Rome, Inc.
   The Surgery Center of Rome

Redmond Physician Practice Company

Surgery Center of Rome, Inc.

Surgicare of Augusta, Inc.
   Augusta Surgical Center

Surgicare Outpatient Center of Brunswick, Inc.

Tugaloo Home Health Agency, Inc.

West Paces Ferry Hospital, Inc.
   West Paces Medical Center

West Paces Services, Inc.

                                     IDAHO
                                     -----

Eastern Idaho Health Services, Inc.
   Columbia Homecare - Idaho Falls
   Eastern Idaho Regional Behavioral Health Center
   Eastern Idaho Regional Medical Center

HCA Health Services of Idaho, Inc.

Med Central, Inc.

West Valley Medical Center, Inc.
   Columbia West Valley Medical Center

                                   ILLINOIS
                                   --------

Chicago Grant Hospital, Inc.
   Columbia Grant Hospital
   Columbia Homecare Chicago North
   Total Homecare of Chicago

COFH, Inc.

Columbia Chicago Division, Inc.

Columbia Chicago Homecare, Inc.

Columbia Chicago Osteopathic Hospitals, Inc.

Columbia Health Partners, Inc.

Columbia LaGrange Hospital, Inc.
   Columbia Homecare West Suburbs
   Columbia Hospice Chicago
   Grant Square Imaging
   LaGrange Memorial Hospital

Columbia Physician Partners Management, Inc.

Galen Hospital Illinois, Inc.

Galen of Illinois, Inc.
   Community Medical Plaza
   Columbia Michael Reese Hospital
   Hardy Home Health Services
   Michael Reese Chatham Ridge
   Michael Reese Fertility Center
   Michael Reese Hyde Park
   Michael Reese Sears Tower
   Michael Reese North

Illinois Psychiatric Hospital Company, Inc.
   Chicago Lakeshore Hospital
   Columbia Behavorial Health Provider Organization
   Columbia Chicago Lakeshore Hospital South
   Riveridge Hospital
   Woodland Behavorial Practice Group
   Woodland Hospital

                               ILLINOIS (Con't)
                               ----------------

Michael Reese Physicians Group, Inc.

Smith Laboratories, Inc.

Surgicare of Belleville, Inc.

Surgicare of Joliet, Inc.

Surgicare of North Michigan Avenue, inc.

Surgicare of Palos Heights, Inc.

                                    INDIANA
                                    -------

BAMI-COL, Inc.

Basic American Medical, Inc.
   Columbia Homecare (Sarasota, FL)

F&E Community Developers of Florida, Inc.

HTI Health Services of Indiana, Inc.
   North Clark Community Hospital

Jeffersonville MediVision, Inc.

Surgicare of Indianapolis, Inc.
   PhsyicianCare Outpatient Surgery Center

Surgicare of Jeffersonville, L.L.C.

Terre Haute Regional Hospital, Inc.
   Columbia Homecare Terre Haute
   Columbia Terre Haute Regional Hospital
   Regional Family Medical Center

Thomasville Hospital, Inc.

                                   KENTUCKY
                                   --------

A.C. Medical, Inc.

B.G. MRI, Inc.

Buffalo Trace Radiation Oncology Center Associates, L.L.C.

CHCK, Inc.
   Columbia Hospital Lexington
   Kentucky Center for Reproductive Medicine
   Primary Care Partners of Lexington

Columbia Behavioral Health Network, Inc.

Columbia/Kentucky Services, Inc.

Community Hospital, Inc.
   Columbia PineLake Regional Hospital

Frankfort Hospital, Inc.
   Bluegrass Regional Primary Care Centre
   Columbia Hospital Frankfort

Galen International Holdings, Inc.

Galen of Kentucky, Inc.
   Advanced Cardiovascular Institute
   Audubon Medical Plaza
   Caretenders of Louisville - Audubon
   Columbia Audubon Hospital
   Columbia Suburban Hospital
   Dupont Internal Medicine Associates
   Family Medicine Associates
   Family Practice Center
   Hikes Point - The Family Health Care Center
   Regional Hospital Services
   Somerset Imaging Center
   The Family Health Care Center

GALENCO, INC.

                               KENTUCKY (Con't)
                               ----------------

Greenview Hospital, Inc.
   Columbia Greenview Regional Hospital
   Columbia Homecare Greenview Regional Hospital
   Same Day Surgery

Hospital Corporation of Kentucky
   Columbia Hospital Georgetown
   Columbia Hospital Maysville
   Columbia Hospital Paris
   Maysville Family Medical Clinic - Brooksville
   Meadowview Regional Hospital Skilled Nursing

Kentucky IMS, Inc.

LACO, Inc.

Lake Cumberland Health Care, Inc.
   Columbia Lake Cumberland Regional Hospital
   Lake Cumberland Home Health Agency
   Lake Cumberland Medical Associates
   Somerset Health and Wellness Center

Logan Memorial Hospital, Inc.
   Columbia Logan Memorial Hospital

Physicians Medical Management, L.L.C.

River Valley Health Network, Inc.

South Central Kentucky Corp.

Spring View Health Alliance, Inc.

Springview Hospital, Inc.
   Columbia Spring View Hospital

Subco of Kentucky, Inc.

Surgicare of Owensboro, Inc.

The Owensboro Surgery Center, Inc.
   Columbia Owensboro Surgery Center
   Owensboro Ambulatory Surgical Facility

Tri-County Community Hospital, Inc.

                                   LOUISIANA
                                   ---------

Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

Caddo-Bossier Regional Clinic, L.L.C.
   Family First

Columbia Healthcare System of Louisiana, Inc.
   Associates of Internal Medicine
   Physician Practice Management

Columbia West Bank Hospital, Inc.

Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.

Columbia/HCA of Baton Rouge, Inc.
   Capitol Area Provider Alliance

Columbia/HCA of New Orleans, Inc.

Columbia/Lakeview, Inc.

Cypress Medical Advantage, Inc.

Dauterive Hospital Corporation
   Columbia Dauterive Hospital
   Columbia Homecare Dauterive
   Physio-Industrial Network

Doctors Hospital of Opelousas Management, Inc.

Galen of Louisiana, Inc.
   Columbia Springhill Medical Center

Hamilton Medical Center, Inc.
   Columbia Homecare Lafayette

                               LOUISIANA (Con't)
                               -----------------

HCA Health Services of Louisiana, Inc.
   Columbia North Monroe Hospital
   Northeast Louisiana Medical Management, Inc.

HCA Highland Hospital, Inc.
   Columbia Highland Hospital
   Columbia Homecare Highland

Highland Park Hospital, Inc.

Lake Area Medical Center, Inc.

Lake Area Medical Management Services, Inc.

Lake Charles Surgery Center, Inc.

Lakeside Associates

Louisiana Psychiatric Company, Inc.
   Columbia DePaul Hospital

Medical Center of Baton Rouge, Inc.
   Columbia Lakeside Hospital
   Columbia Medical Center (LA)
   Medical Center of Baton Rouge Genesis Family

New Orleans Surgicare, Inc.
   Columbia New Orleans Surgery Center

Northeast Louisiana Medical Management, Inc.

Notami (Opelousas), Inc.

Notami Hospitals of Louisiana, Inc.
   Columbia Lakeview Regional Medical Center
   Columbia Riverview Medical Center

Riverview Medical Center, Inc.

                               LOUISIANA (Con't)
                               -----------------

Select Healthcare Services, Inc.

Surgicare Merger Company of Louisiana

Surgicare of Lafayette, Inc.

Surgicare of Lakeview, Inc.

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicare Outpatient Center of Lake Charles, Inc.

Surgicare of East Jefferson, Inc.

University Healthcare System, L.C.
   Tulane University Hospital & Clinic

Ville Platte Acquisition Corporation

WGH, Inc.

Women's and Children's Hospital, Inc.

                                   MARYLAND
                                   --------

Surgicare of Prince Georges County, Inc.

                                 MASSACHUSETTS
                                 -------------

Columbia Hospital Corporation of Massachusetts, Inc.

Health Imaging Center of Boston, Inc.

Same Day Surgicare of New England, Inc.
   Same Day Surgicare of New England

Surgicare of Suburban, Inc.

Waltham Surgicare, Inc.

                                   MICHIGAN
                                   --------

Critical Care America Pharmacy, Inc.

                                   MINNESOTA
                                   ---------

St. Cloud Surgical Center, Inc.

Surgicare of Minneapolis, Inc.

                                  MISSISSIPPI
                                  -----------

Brookwood Medical Center of Gulfport, Inc.

Coastal Imaging Center of Gulfport, Inc.

Galen of Mississippi, Inc.

Garden Park Physician Services Corporation

GOSC-GP, Inc.

Gulf Coast Medical Ventures, Inc.

HTI Health Services, Inc.
   Vicksburg Medical Center

Lakeland Physicians Medical Building, Inc.

Surgicare of Gulfport, Inc.

Surgicare of Jackson, Inc.

Surgicare of Mississippi, Inc.

                                   MISSOURI
                                   --------

Business Health Services, Inc.

Clinical Management Services, Inc

Clincal Specialties, Inc
   Keystone Family Medical Clinic

Columbia/HCA Kansas City Medical Management, Inc.

Comprehensive Care Clinics, Inc.

HCA Health Services of Missouri, Inc.
   Oak Grove MMP
   Odessa MMP

Midwest Psychiatric Services, Inc

M.W.A, Inc.

Metropolitan Providers Alliance, Inc.

Midwest Psychiatric Center, Inc.

Notami Hospitals of Missouri, Inc.

Oak Grove Medical Clinic, Inc.

Physical Therapy Affiliates, Inc.
   Physical Therapy Affiliates

Precise Imaging, Inc.

PRI-MED, Inc.

Surgicare of Antioch Hills, Inc.
   North Hills Medical & Surgical Center
   Surgicenter of Gladstone

                               MISSOURI (Con't)
                               ----------------

Surgicare of Independence, Inc.

Truman-Forest Pharmacy, Inc.

                                   NEBRASKA
                                   --------

Omaha Healthcare System, Inc.

                                    NEVADA
                                    ------


CHC Venture Co.

Chiron, Inc.

Columbia Hospital Corporation of West Houston

Columbia Southwest Division, Inc.

Columbia-SDH Holdings, Inc.

Desert Physical Therapy, Inc.
   Columbia Desert Physical Therapy

HCA Health Services of Nevada, Inc.

James Bros., Inc.

Las Vegas Physical Therapy, Inc.
   Lynn Maguire Physical Therapy

Las Vegas Surgicare, Inc.
   Columbia Las Vegas Surgical Center - Sahara

National Care Services Corp. of Nevada
   Columbia Sunrise Diagnostic Center
   Columbia Sunrise Homecare
   Sunrise Medical Tower III
   Sunrise Medical Tower IV
   Sunrise Professional Pharmacy

Nevada Psychiatric Company, Inc.

Pasadena Holdings, Inc.

Sunrise Hospital
   Columbia Precision Imaging
   Columbia Henderson Clinic/Real Estate
   Columbia Sunrise Hospital and Medical Center
   Columbia Sunrise Homecare Senior
   Sunrise Children's Hospital

Sunrise Mountainview Hospital, Inc.
   Columbia Sunrise MountainView Hospital

Sunrise Outpatient Services, Inc.

                                NEVADA (Con't)
                                --------------

Sunrise Surgicenters, Inc.

Surgicare of Las Vegas, Inc.

Surigcare of Reno, Inc.

                                 NEW HAMPSHIRE
                                 -------------

HCA Health Services of New Hampshire, Inc.
   Columbia Homecare Parkland Medical Center
   Columbia Parkland Medical Center
   Columbia Portsmouth Pavilion
   Columbia Portsmouth Regional Hospital
   Londonderry Physical Therapy Center
   Main Street Medical Park
   Parkland Rehabilitation Services - Londonderry
   Parkland Rehabilitation Services - Salem

Health Imaging Asset Management, Inc.

Health Imaging Center of Columbus, Inc.

Health Imaging Centers, Inc.

Parkland Physician Services, Inc.

Regional Psychiatric Company, Inc.

                                  NEW MEXICO
                                  ----------

HCA Health Services of New Mexico, Inc.

Healthcare Corporation of Southern New Mexico
   Columbia Medical Center of Carlsbad
   Medical Center HomeCare of Carlsbad

Hobbs Community Hospital, Inc.
   Columbia Lea Regional Medical Center
   Lea Regional Home Health

New Mexico Psychiatric Company, Inc.
   Heights Psychiatric Hospital

                                   NEW YORK
                                   --------

Critical Care America of New York, Incorporated

                                NORTH CAROLINA
                                --------------

Brunswick Health Alliance, Inc.

CareOne Home Health Services, Inc.
   CareOne (Charlotte, NC)
   CareOne (Monroe, NC)

Columbia North Carolina Division, Inc.

Columbia-CFMH, Inc.

Cumberland Medical Center, Inc.
   Columbia Highsmith-Rainey Memorial Hospital
   Hope Mills Family Medicine Center

Davis Community Primary Care Network, Inc.

Fayetteville Healthcare System, Inc.
   Fayetteville Children's Clinic

Galen of North Carolina, Inc.

HCA - Raleigh Community Hospital, Inc.
   Columbia Advantage Home Care
   Columbia Homecare North Carolina (Chapel Hill, NC)
   Columbia Homecare North Carolina (Raleigh, NC)
   Columbia Raleigh Community Hospital
   Health Plus
   Professional Fitness Program

Heritage Hospital, Inc.
   Columbia Heritage Hospital
   Northeastern Rehabilitation Center

Highsmith-Rainey Hospital Primary Care Network, Inc.

Hospital Corporation of North Carolina
   Columbia Brunswick Hospital
   Columbia Care (NC)
   Columbia Davis Medical Center
   Columbia Homecare North Carolina (Monroe, NC)

HTI Health Services of North Carolina, Inc.

Optical Shop, Inc.

                                NORTH CAROLINA
                                --------------

Raleigh Community Physical Therapy & Sports Medicine Center, Inc.

Raleigh Community Primary Care Network, Inc.

Salem Optical Company, Inc.

Southeastern Eye Center, Inc.

Wake Psychiatric Hospital, Inc.
   Holly Hill Hospital

                                   OKLAHOMA
                                   --------

Claremore Regional Hospital, Inc.

Columbia Doctors Hospital of Tulsa, Inc.

Doctor's Hospital - Tulsa, Inc.

Edmond Physician Hospital Organization, Inc.

HCA Affiliated Services of Oklahoma, Inc.

HCA Health Services of Oklahoma, Inc.
   Bethany Health Center
   Capstone Medical Group
   Columbia Presbyterian Hospital
   Healthcare Oklahoma, Inc.
   Presbyterian Center for Healthy Living
   Presbyterian P.H.O., Inc.
   Rogers Occupational Clinic

Health Partners of Oklahoma, Inc.

Hometrust of Oklahoma, Inc.

Hospital Corporation of Seiling, Inc.

Integrated Management Services of Oklahoma, Inc.

Lake Region Health Alliance Corporation

Medical Imaging, Inc.

Notami Hospitals of Oklahoma, Inc.
   Claremore Regional Hospital, Inc.
   Columbia Behavioral Health Center of Lawton
   Columbia Claremore Regional Hospital
   Columbia Doctors Hospital (OK)
   Columbia Homecare Oklahoma 1
   Columbia Southwestern Medical Center
   Columbia Specialty Hospital of Tulsa
   Columbia Tulsa Regional Medical Center

                               OKLAHOMA (Con't)
                               ----------------

Oklahoma Surgicare, Inc.

Plains Healthcare System, Inc.

Southwestern Medical Center, Inc.

Stephenson Laser Center, L.L.C.

Surgicare of Tulsa, Inc.
   Columbia Surgicare of Tulsa

                                     OHIO
                                     ----

Columbia Ohio Division, Inc.

Columbia/Deaconess, Ltd., an Ohio Limited Liability Company

Columbia/HCA Healthcare Corporation of Northern Ohio

E.N.T. Services, Inc.

Middleburg Heights Surgical Center, Inc.

Surgicare of East Cleveland, Inc.

Surgicare of Lorain County, Inc.

Surgicare of North Cincinnati, Inc.

Surgicare of Westlake, Inc.

The Surgery Center Laboratory, Inc.

The Surgery Center Radiology, Inc.

The Surgery Center West, Ltd., a limited liability company

                                    OREGON
                                    ------

CDMC Imaging, Inc.

Hospital Corporation of Douglas, Inc.
   Columbia Douglas Medical Center

Northern Oregon Healthcare Corporation
   Central Coast Counseling
   Columbia Willamette Valley Medical Center

Surgicare of Salem, Inc.

                                 PENNSYLVANIA
                                 ------------

Basic American Medical Equipment Company, Inc.

Surgicare of Philadelphia, Inc.

                                 RHODE ISLAND
                                 ------------

Atwood Surgicare, Inc.

Blackstone Valley Surgicare, Inc.
   Columbia Blackstone Valley Surgicare

Columbia Northeast Corporation

Columbia Rhode Island Healthcare, Inc.

Pawtucket Outpatient Medical Building, Inc.

Warwick Surgicare, Inc.

Wayland Square Surgicare, Inc.
   Columbia Wayland Square Surgicare

                                SOUTH CAROLINA
                                --------------

C/HCA Development, Inc.
   Carolinas Behavioral Health, L.L.C.
   Chicago Osteopathic Home Health
   Columbia Chicago Osteopathic Hospital & Medical Center
   Columbia Homecare South Suburbs
   Columbia Medical Center Dallas SW
   Columbia Olympia Fields Osteopathic Hospital

Carolina Regional Surgery Center, Inc.

Chesterfield General Hospital, Inc.

Coastal Carolina Home Care, Inc.

Columbia/HCA Healthcare Corporation of South Carolina

DMH Spartanburg Management, Inc.

DMH Spartanburg, inc.

Doctors Memorial Hospital, Inc.

HCA Healthcare - South Carolina, Inc.

HCA South Carolina, Inc.

HTI South Carolina, Inc.
   Marlboro Park Hospital

Low Country Health Services, inc. of the Southeast

Lowcountry Pediatrics of Colleton, Inc.

Lowcountry Pediatrics of Walterboro, Inc.

Medical Office of Colleton, Inc.

Myrtle Beach Hospital, Inc.
   Columbia Grand Strand Regional Medical Center

                            SOUTH CAROLINA (Con't)
                            ----------------------

North Trident regional Hospital, Inc.
   Coastal Carolinas Home Health
   Columbia Trident Medical Center
   Low Country Health Services Inc. of the Southeast
   Summerville Medical Center

Trident Medical Services, Inc.

Walterboro Community

                                  SWITZERLAND
                                  -----------

Permanence de L'Hopital de la Tour
   Geneva Outpatient Clinic

Columbia Hopital de la Tour S.A.
   Hospital de la Tour et Pavilion Gourgas

                                   TENNESSEE
                                   ---------

Appalachian OB/GYN Associates, Inc.

Athens Community Hospital, Inc.
   Columbia Athens Regional Medical Center

Athens Orthopaedic Rehabilitation, Inc.

Benton Community Hospital, Inc.

Central Tennessee Hospital Corporation
   Columbia Cheatham Medical Center
   Columbia HomeCare (Dickson, TN)
   Columbia Horizon Medical Center
   Horizon Academy

Chattanooga Health System, Inc.

Chattanooga Healthcare Network Partner, Inc.

Columbia Behavioral Health of Tennessee, L.L.C.

Columbia Delta Division, Inc.

Columbia Eastern Group, Inc.

Columbia Health Management, Inc.
   Columbia Healthcare Network
   Columbia Psychiatric Network
   The Health Advantage Network of Tennessee

Columbia Healthcare Network of Tri-Cities, Inc.

Columbia Healthcare Network of West Tennessee, Inc.

Columbia Information Systems, Inc.

Columbia Integrated Health Systems, Inc.

Columbia Internal Medicine - Athens, Inc.

Columbia Medical Group - Athens, Inc.

Columbia Medical Group - Centennial, Inc.

                               TENNESSEE (Con't)
                              -----------------

Columbia Medical Group - Chatsworth, Inc.

Columbia Medical Group - Crockett, Inc.

Columbia Medical Group - Dickson, Inc.
   Horizon Medical Group
   Jackson Clinic
   Waverly Healthcare Services

Columbia Medical Group - Eastridge, Inc.

Columbia Medical Group - Franklin Medical Clinic, Inc.

Columbia Medical Group - Hendersonville, Inc.

Columbia Medical Group - Hilcrest, Inc.

Columbia Medical Group - Indian Path, Inc.
   Indian Path Medical Group

Columbia Medical Group - Livingston, Inc.

Columbia Medical Group - Nashville Memorial, Inc.
   Internal Medicine Group

Columbia Medical Group - North Side Specialty, Inc.

Columbia Medical Group - Parkridge, Inc.

Columbia Medical Group - Partheonon, Inc.

Columbia Medical Group - Regional, Inc.
   Jackson Regional Pediatric  Center

Columbia Medical Group - River Park, Inc.
   McMinnville Medical Physicians
   Medical Group of McMinnville

Columbia Medical Group - South Pittsburg, Inc.

Columbia Medical Group - Southern Hills, Inc.
   Family Practice Associates of Southern Hills

Columbia Medical Group - Southern Tennessee, Inc.

                               TENNESSEE (Con't)
                               -----------------

Columbia Medical Group - Stones River, Inc.
   Stones River Family Medicine

Columbia Medical Group -  Summit, Inc.

Columbia Medical Group - Sycamore Shoals, Inc.

Columbia Medical Group - Trinity, Inc.
   North Clarksville Medical Clinic

Columbia Medical Group - Volunteer, Inc.

Columbia Mid-America Group, Inc.

Columbia Mid-Atlantic Division, Inc.

Columbia Nashville Division, Inc.

Columbia Northeast Division, Inc.

Columbia Private Duty Nursing Services of Davidson County, Inc.

Columbia Volunteer Division, Inc.

Community and Occupational Health Services, Inc.

Crockett General Hospital, Inc.
   Columbia Crockett Hospital

Diagnostic Center Hospital Corporation

Eastern Idaho Regional, L.L.C.

Eastern Tennessee Medical Services, Inc.

General Care Corp.
   Columbia Regional Hospital of Jackson

GMC Management Services Organization, L.L.C.

HCA Capital Corporation

HCA Crossroads Residential Centers, Inc.

HCA Development Company, Inc.

                               TENNESSEE (Con't)
                               -----------------

HCA Donelson Investments, Inc.

HCA Health Services of Tennessee, Inc.
   Centennial Medical Center/Parthenon Pavilion
   Columbia Centennial Medical Center
   Columbia Smyrna Medical Center
   Columbia Southern Hills Medical Center
   Columbia Summit Medical Center

HCA Home and Clinical Services, Inc.

HCA International Company

HCA Medical Services, Inc.

HCA Physician Services, Inc.

HCA Properties, Inc.

HCA Psychiatric Company

HCA Realty, Inc.

HCA Southern Hills Investments, Inc.

Health Enterprises, Inc.

Healthcare Management Research and Development, Inc.

Healthtrust, Inc. - The Hospital Company (TN)

Hendersonville Hospital Corporation
   Columbia Hendersonville Hospital

Hometrust Management Services, Inc.
   Columbia Home Care Network

Horizon Occupational Health Services Corporation

Hospital Corporation of Smith and Overton County
   Columbia Homecare Livingston
   Columbia Livingston Regional Hospital

                               TENNESSEE (Con't)
                               -----------------

Hospital Corporation of Tennessee
   Columbia Volunteer General Hospital
   Martin Pediatric and Adolescent Clinic
   Superior Home Health Care

Hospital Realty Corporation

HTI Edgefield, Inc.

HTI Medical Services Corporation

HTI Memorial Hospital Corporation
   Columbia Nashville Memorial Hospital
   Columbia Subacute Services of Tennessee

HTI Tri-Cities Rehabilitation, Inc.

Humbolt Cedar Crest Hospital, Inc.

Indian Path Hospital, Inc.
   Columbia Indian Path Medical Center
   Columbia Indian Path Pavilion
   Columbia Indian Path Surgery Center
   Superior Home Health of East Tennessee
   Superior Home Medical Equipment

Indian Path Rehabilitation Center, Inc.

IPH, Inc.

IPN Services, Inc.

Johnson City Eye & Ear Hospital, Inc.
   Johnson City Specialty Hospital

Johnson City Medical Services, Inc.
   PyraMed Healthcare Services

Judy's Foods, Inc.

McMinnville Internal Medicine Associates, Inc.

Medical Resource Group, Inc.

                               TENNESSEE (Con't)
                               -----------------

Middle Tennessee Medical Services Corporation
   Masterpiece Healthcare Services

Nashville Psychiatric Company, Inc.

North Side Hospital, Inc.
   Columbia North Side Hospital
   Northeast Tennessee Medical Center

Park Plaza Realty, Inc.

Parkridge Hospital, Inc.
   Care Plus Home Health Services of Chattanooga
   Columbia East Ridge Hospital
   Columbia HomeCare - Chattanooga, TN
   Columbia Parkridge Medical Center
   Columbia Valley Hospital

Parkside Surgery Center, Inc.

Parthenon Financial Services, Inc.

Parthenon Travel Services, Inc.

Quantix Consumer Products, lnc.

Quantum Innovations, Inc.

River Park Hospital, Inc.
   Columbia River Park Hospital (TN)

SCMH Corporation
   Smith County Memorial Hospital
   The Renewal Center at Smith County Memorial Hospital

Southern Tennessee Ambulance Services, Inc.

SP Acquisition Corp.
   Columbia South Pittsburg Hospital

                               TENNESSEE (Con't)
                               -----------------

Stones River Hospital, Inc.
   Columbia Emerald-Hodgson Hospital
   Columbia Southern Tennessee Medical Center
   Columbia Stones River Hospital
   Southern Tennessee Home Care
   Southern Tennessee Skilled Facility

Sullins Surgical Center, Inc.

Surgicare Outpatient Center of Jackson, Inc.

Sycamore Shoals Hospital, Inc.
   Columbia Sycamore Shoals Hospital

Tennessee Healthcare Management, Inc.
   Columbia Care Medical Center
   Columbia Physician Services (TN)
   Primary Care Associates
   Sparta Walk In Clinic

The Center for Health Services, Inc.

The Charter Cypress Behavioral Health System, L.L.C.
   Cypress Hospital

TPCN, Inc.

Trinity Hospital Corporation
   Columbia Homecare Trinity
   Columbia Trinity Hospital

WDC, Inc.
   CEQUIP

                                     TEXAS
                                     -----

Arlington Diagnostic South, Inc.

Austin Medical Center, Inc.
   Austin Diagnostic Clinic

Bailey Square Outpatient Surgical Center, Inc.

Bay Area Surgicare Center, Inc.

Beaumont Healthcare System, Inc.

Beaumont Hospital, Inc.
   Columbia Beaumont Medical Center
   Columbia Home Care of Beaumont
   Fannin Pavilion

Beaumont Medical Arts, Inc.

Bedford-Northeast Community Hospital, Inc.

Bellaire Imaging, Inc.

BMSH, Inc.

Brazos Acquisition Corp.

Brownsville-Valley Regional Medical Center, Inc.
   Columbia Homecare - Harlingen
   Columbia Homecare - Rio Grande
   Columbia Homecare - Valley Regional
   Columbia Valley Regional Medical Center

Brownwood Regional Hospital, Inc.
   Brownwood Regional Hospital Home Care Services
   Columbia Brownwood Regional Medical Center
   Doctors Medical Clinic

BVMC, Inc.
   Brazos Valley Medical Center - Bremond
   Columbia Home Care
   Columbia Home Care - Navasota
   Columbia Medical Center
   Columbia Surgical Center
   Columbia Treatment Center

                                 TEXAS (Con't)
                                 -------------

CHC Payroll Company

CHC Realty Company

CHC-DC, Inc.

CHC-El Paso Corp.

CHC-Miami Corp.

Clear Lake Regional Medical Center, Inc.
   Columbia Clear Lake Regional Medical Center

Columbia Ambulatory Surgery Division, Inc.

Columbia Call Center, Inc.

Columbia Central Group, Inc.

Columbia Central Texas Division, Inc.

Columbia Champions Treatment Center, Inc.
   Columbia Champions Treatment Center

Columbia Family Birth Center, Inc.

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division, Inc.

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington

Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Corpus Christi

Columbia Hospital Securities Corporation

Columbia Lone Star/Arkansas Division, Inc.

Columbia Medical Center of Las Colinas, Inc.

                                 TEXAS (Con't)
                                 -------------

Columbia North Texas Division, Inc.

Columbia Patient Account Services, Inc.

Columbia Psychiatric Management Co.

Columbia South Texas Division, Inc.

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia-Quantum, Inc.

Columbia/HCA Healthcare Corporation of Central Texas

Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA of Houston, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA of San Angelo, Inc.
   Columbia Homecare West Texas
   Columbia Medical Center of San Angelo

Conroe Hospital Corporation
   Columbia Conroe Regional Medical Center

Coronado Community Hospital, Inc.
   Columbia Homecare Amarillo
   Columbia Homecare Borger
   Columbia Homecare Childress
   Columbia Homecare Clarendon
   Columbia Homecare Dalhart
   Columbia Homecare Dumas
   Columbia Homecare Lubbock
   Columbia Homecare Pampa
   Columbia Medical Center of Pampa
   Coronado Health Network

Custom Medical Management, Inc.

DFW Physician Services Corporation

                                 TEXAS (Con't)
                                 -------------

Doctors Hospital (Conroe), Inc.

Doctors Hospital of Corpus Christi, Inc.

c E.P. Physical Therapy Centers, Inc.

El Paso Nurses Unlimited, Inc.

El Paso Pathology Group, P.A.

El Paso Surgicenter, Inc.
   Columbia Surgical Center of El Paso

Endoscopy Clinic of Dallas, Inc.

EPIC Properties, Inc.

EyeCare Providers of America, Inc.

Fort Worth Investments, Inc.

Fort Worth Medical Plaza, Inc.
   Columbia Homecare Fort Worth
   Columbia Homecare Granbury
   Columbia Homecare Stephenville
   Columbia Homecare Waco
   Columbia Homecare Weatherford
   Columbia Plaza Medical Center of Fort Worth

Galen Hospital of Baytown, Inc.

Galen Hospitals of Texas, Inc.
   Central Home Health Care
   Columbia Dunwoody Medical Center
   Columbia Home Health Services

Greater Houston Preferred Provider Option, Inc.
   Greater Houston PPO

Gulf Coast Provider Network, Inc.

HCA-Arlington, Inc.
   Columbia Homecare Mid Cities
   Columbia Medical Center of Arlington

                                 TEXAS (Con't)
                                 -------------

HCA Health Services of Texas, Inc.
   Columbia Medical Center of Lewisville
   Columbia North Hills Hospital

HCA Physician Services of North Texas, Inc.

HCA Plano Imaging, Inc.

Heartcare of Texas, L.L.C.

HEI Construction, Inc.

HEI Orange, Inc.

HEI Publishing, Inc.

HEI Sealy, Inc.

Houston Northwest Surgical Partners, Inc.

HSP of Texas, Inc.
   Columbia Medical Center of Plano

HTI Gulf Coast, Inc.

HTI Round Rock Clinics, Inc.

KPH-Consolidation, Inc.
   Columbia Kingwood Homecare
   Columbia Kingwood Medical Center

Lockhart Acquisition Corp.

Longview Regional Hospital, Inc.
   Columbia Homecare Regional Medical Center
   Columbia Longview Regional Medical Center
   Gilmer Home Care
   Home Health Care

Longview Regional Physician Hospital Organization, Inc.

Mansfield Hospital, Inc.

Med Plus of El Paso, Inc.

                                 TEXAS (Con't)
                                 -------------

Med-Center Hosp./Houston, Inc.

Medical Arts Hospital of Dallas, Inc.
   Columbia Medical Arts Hospital
   Columbia Specialty Hospital

Medical  Center Del Oro Hospital, Inc.

Medical Center Healthcare Alliance, Inc.

Medical City Dallas Hospital, Inc.
   CareOne [Dallas & Hurst, TX]
   Columbia Children's Hospital at Medical City Dallas
   Columbia Homecare Dallas [Corsicana,Duncanville,Lancaster,Richardson TX] Columbia Hospital at Medical City Dallas
   Comfort Health Care Services

MediPurchase, Inc.

Metroplex Surgicenters, Inc.

MGH Medical, Inc.

MHS Surgery Centers, L.L.C

Mid-Cities Surgi-Center, Inc.

Midway Park Health Network, Inc.

Midway Park Medical Center Corporation
   Columbia Medical Center at Lancaster

Navarro Memorial Hospital, Inc.
   Cedar Creek Medical Associates
   Columbia Navarro Regional Hospital
   Kerens Clinic

Northeast PHO, Inc.

Panhandle Medical Management Services, Inc.

Paragon of Texas Health Properties, Inc.

                                 TEXAS (Con't)
                                -------------

Paragon Physicians Hospital Organization of South Texas, Inc.

Paragon Surgery Centers of Texas, Inc.

Pasadena Bayshore Hospital, Inc.
   Columbia Bayshore Medical Center

Physicians MRI Services, Inc.

Piney Woods Holdings, Inc.

Rio Grande Development Corp.

Rio Grande Regional Hospital, Inc.

Rio Grande Regional Investments, Inc.

Rosewood Medical Center, Inc.
   Columbia Rosewood Medical Center
   MRI Southwest

S.A. Medical Center, Inc.
   CareOne [Austin, Lockhart, Marble Falls TX]

San Antonio Regional Hospital, Inc.

Silsbee Hospital, Inc.
   Silsbee Doctors Hospital

South Texas Surgicare, Inc.

Southwest Houston Surgicare, Inc.

Spring Branch Medical Center, Inc.
   Columbia Spring Branch Medical Center

Sun Towers/Vista Hills Holding Co.

Sunbelt Regional Medical Center, Inc.
   Columbia East Houston Medical Center
   Columbia Homecare East Houston Medical Center
   Personal Care Home Health

                                 TEXAS (Con't)
                                 -------------

Surgical Center of Dallas, Inc.

Surgical Center of Irving, Inc.

Surgical Center of Wichita Falls, Inc.

Surgicare of Amarillo, Inc.

Surgicare of Central San Antonio, Inc.

Surgicare of Gramercy, Inc.

Surgicare of North San Antonio, Inc.

Surgicare of Northeast San  Antonio, Inc.

Surgicare of Round Rock, Inc.

Surgicare of Sherman, Inc.

Surgicare of Southeast Texas, Inc.

Surgicare of Travis Center, Inc.
   Columbia Travis Centre Outpatient Surgery

Surgicare of Victoria, Inc.

Terrell Community Hospital, Inc.
   Columbia Medical Center at Terrell

Texas Medical Technologies, Inc.

Texas Outpatient Surgicare Center, Inc.

Texas Psychiatric Company, Inc.

The West Texas Division of Columbia, Inc.

Victoria Hospital Corporation
   Columbia DeTar Hospital
   Columbia Homecare
   Columbia Homecare DeTar [Cuero, Goliad, Halletsville, Kenedy, Refugio, Victoria TX]

                                 TEXAS (Con't)
                                 -------------

Village Oaks Medical Center, Inc.

W & C Hospital, Inc.

Waco Hospital Corp.

Waco Outpatient Surgical Center, Inc.

West Houston ASC, Inc.

West Houston Outpatient Medical Facility, Inc.

West Houston Surgicare, Inc.
   Columbia West Houston Surgicare

Wharton Hospital Corporation
   Columbia Gulf Coast Medical Center
   Columbia Homecare
   Columbia Homecare Gulf Coast
   Columbia Hospice Gulf Coast
   El Campo Memorial Hospital
   Prenatal Health Center of El Campo
   South Texas Rural Health Clinic

WHMC, Inc.
   Columbia West Houston Medical Center

Woman's Hospital of Texas, Incorporated
   Columbia Woman's Hospital of Texas
   Metropolitan Home Health

Woodland Heights General Hospital, Inc.
   Columbia Diagnostic Center
   Columbia Health Center of Wells
   Columbia Homecare Woodland Heights
   Columbia Sports and Rehabilitation Center
   Columbia Woodland Heights Medical Center
   Columbia Woodland Heights Health Center of Livingston

                                UNITED KINGDOM
                                --------------

Columbia Healthcare Limited
   London Laboratory, MDL
   Princess Grace Hospital
   The Harley Street Clinic
   The Portland Hospital for Women and Children
   The Wellington Day Surgery Center
   The Wellington Hospital

Columbia Staffing Limited

The Wellington Private Hospital Limited

                                     UTAH
                                     ----

Brigham City Community Hospital, Inc.
   Brigham City Community Hospital

Brigham City Health Plan, Inc.

Castleview Hospital, Inc.
   Castleview Hospital

Central Utah Healthcare Corporation

Columbia Home Care Services of Utah, Inc.

Columbia Mountain Division, Inc.

Columbia Utah Division, Inc.

Eastern Utah Health Plan, Inc.

General Hospitals of Galen, Inc.
   Cartersville Medical Center
   Creekside Home Care of Northern Utah
   Davis Hospital and Medical Center
   Northlake Physician Practice Company
   Peachtree Health and Fitness Center
   Peachtree Regional Hospital

HCA Health Services of Utah, Inc.
   Columbia St. Marks Hospital
   Creekside Home Health Care

Healthtrust Utah Management Services, Inc.

Hospital Corporation of Utah
   Bountiful Laundry
   Lakeview Hospital

HTI - Managed Care of Utah, Inc.

HTI Homemed of Utah, Inc.
   InfusaMed

HTI of Utah, Inc.
   Ashley Valley Medical Center

                                 UTAH (Con't)
                                 ------------

HTI Physician Services of Utah, Inc.

HTI Utah Data Corporation

Lakeview Health Plan, Inc.

Medical Services of Salt Lake City, Inc.

MHHE Corporation
   MEDICO

Mountain View Health Plan, Inc.

Northern Utah Healthcare Corporation

Ogden Medical Center, Inc.
   Columbia Ogden Regional Medical Center

Ogden Regional Health Plan, Inc.

Paracelsus Davis Hospital, Inc.

Pioneer Valley Health Plan, Inc.

Pioneer Valley Hospital, Inc.
   Columbia Jefferson Medical Center
   Halstead Hospital
   Pioneer Valley Hospital

Salt Lake City Surgicare, Inc.

Southridge Professional Plaza, L.L.C.

St. Mark's Investments, Inc.

West Jordan Hospital Corporation
   Columbia Northridge Medical Center
   Jordan Valley Hospital

                                   VIRGINIA
                                   --------

Ambulatory Services Management Corp. of Chesterfield County, Inc.


Ashburn Medical Center
   Columbia Primary Care Associates, Ltd.

Behavorial Health of Virginia Corporation

Chicago Medical School Hospital, Inc.

Chippenham and Johnston-Willis Hospitals, Inc.
   Amelia Healthcare Clinic
   Columbia Chippenham Medical Center
   Columbia Homecare Central Virginia
   Columbia Johnston-Willis Hospital
   Tucker Pavilion (Div of Chippenham Hospital)


Columbia Arlington Healthcare System, LLC
   Arlington Hospital
   Columbia Dominion Hospital
   Columbia Fairfax Imaging
   Columbia Fairfax Surgical Center
   Columbia Reston Hospital Center

Columbia Central Atlantic Division, Inc.

Columbia Healthcare of Central Virginia
   Bon Air Family Practice
   Columbia Practice Services
   Columbia Primary Care
   Medical Office Services
   Richmond Specialty Group

Columbia Home Therapies of Virginia, Inc.
   Columbia Homecare (Richmond Virginia)

Columbia Medical Group - Southwest Virginia

Columbia Physicians Services, Inc.

Columbia Primary Care Associates, Ltd.
   Associates in Medicine - Burke
   Associates in Medicine - Carlin Springs
   Associates in Medicine - Centerville
   Associates in Medicine - Fairfax
   Associates in Medicine - Fairlington
   Associates in Medicine - Falls Church
   Associates in Medicine - Falls Church East
   Associates in Medicine - Merrifield
   Associates in Medicine - Reston
   Associates in Medicine - Vienna
   Purceville Medical Center
   Purceville Urgent Care
   Reston Town Center Internal Medicine
   Tysons Corner Medical Center
   Tysons Pediatrics
   Union Mill Medical Center

Columbia Richmond Division, Inc.

Columbia/Alleghany Regional Hospital, Inc.
   Alleghany Healthcare Services
   Columbia Homecare Alleghany Regional Hospital

Columbia/HCA John Randolph, Inc.
   Columbia John Randolph Medical Center River Bend
   Columbia John Randolph Medical Center

Columbia/HCA Retreat Hospital, Inc.
   Columbia Retreat Hospital

Galen of Virginia
   Chicago Medical School Hospital

Galen Virginia Hospital Corporation
   American Medicorp Development Co.

Galen-Med, Inc.
   Columbia Clinch Valley Medical Center
   Columbia Home Care Clinch Valley
   Columbia Lake Area Medical Center
   Columbia Lakeland Homecare
   Columbia Lakeland Medical Center
   East Montgomery Medical Center, Inc.
   Galendeco, Inc.
   Lake Area Medical Center

HCA Ambulatory Surgery Investments, Inc.

HCA Health Services of Virginia, Inc.
   Columbia Henrico Doctors Hospital


                               VIRGINIA (Con't)
                               ----------------

   COLUMBIA Homecare Northern Virginia
   Greater Richmond Physician Referral Service
   HCA Chester Office
   Lewis-Gale Psychiatric Office
   Reston Town Center Pediatrics

Health Resource Production, Inc.

Insight Clinic Services, LC

Imaging and Surgery Centers Of Virginia, Inc.

Lewis-Gale Hospital, Inc.
   Columbia Hosmcare Lewis-Gale Medical Center
   Columbia Lewis-Gale Medical Center

Montgomery Regional Hospital, Inc.
   Blue Ridge Health Clinic
   Columbia Homecare Montgomery Regional Hospital
   Columbia Montgomery Regional Hospital

MOS Temps, Inc.

New River Healthcare Plan, Inc.

NOCO, Inc.

Northern Virginia Hospital Corporation

Poplar Springs Holding Company, Inc.

Preferred Hospitals, Inc.

Primary Health Group, Inc.

Pulaski Community Hospital

Columbia Homecare

Pulaski Community Hospital

Reston Oncology Center Associates, Inc.

Richmond Medical Commons, LLC

Richmond West End Real Estate, Inc.

Skipfor, Inc.

Surgicare of Virginia, Inc.

United Ambulance Service, Inc.

Virginia Psychiatric Company, Inc.
   Barcroft Institute
   Columbia Peninsula Center for Behavorial Health
   Pensula Hospital
   Perspectives Health Services of Canada
   Poplar Springs Hospital

                                  WASHINGTON
                                  ----------

ACH, Inc.

Capital Network Services, Inc.

Olympia Hospital Corporation
   Columbia Capital Medical Center

Rainier Regional Rehabilitation Hospital, Inc.

                                 WEST VIRGINIA
                                 -------------

Charleston Hospital, Inc.
   Columbia St. Francis Hospital

Columbia Parkersburg Healthcare System, Inc.

Galen of West Virginia, Inc.
   Columbia Greenbrier Valley Medical Center
   Columbia Home Infusion Services
   Columbia Homecare ( Bluefield, WVA)
   Galen Sharen Services
   St. Lukes Hospital

HCA Health Services of West Virginia, Inc.

Hospital Corporation of America

Raleigh General Hospital
   Columbia Homecare Raleigh General Hospital
   Columbia Raleigh General Hospital

Teays Valley Health Services Corp.
   Columbia Putnam General Hospital

Tri Cities Health Services Corp.
   Columbia River Park Hospital (WVA)

West Virginia Management Services Organization, Inc.
   Columbia Behavorial Health Network
   Physicians Care of The Virginias

                                   WISCONSIN
                                   ---------

Psychiatric Company of Dane County, Inc.

                                    WYOMING
                                    -------

Riverton MSO, Inc.

Wyoming Health Services, Inc.
   Columbia Riverton Memorial Hospital